                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):      August 7, 1998


        COPLEY PENSION PROPERTIES VI; A REAL ESTATE LIMITED PARTNERSHIP
          (Exact Name of Registrant as Specified in its Charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


                 0-17807                        04-2988542
         (Commission File Number)    (IRS Employer Identification No.)


225 Franklin Street, Boston, MA                    02110
(Address of principal executive offices)         (Zip Code)

                    (617) 261-9000
               Registrant's Telephone Number, Including Area Code


                         Not Applicable
     (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     On August 7, 1998 Copley Pension Properties VI: A Real Estate Limited Partnership (the "Partnership") sold its interest in Frederick Partners (the "Joint Venture"), a general partnership that owns real property located in Frederick, Maryland to an unaffiliated third party (the "Buyer") for gross proceeds of $21,800,000. The terms of the sale were determined by arm's length negotiation between the Buyer and the Joint Venture. The Partnership received its 75% share of net proceeds of approximately $16,339,000 and recognized a gain of approximately $5,873,000.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented for the period ended June 30, 1998 (Exhibit A). The pro forma income statements are presented for the fiscal year ended December 31, 1997 (Exhibit B) and the period ended June 30, 1998 (Exhibit C).



                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 20, 1998      COPLEY PENSION PROPERTIES VI;
                            A REAL ESTATE LIMITED PARTNERSHIP
                            (Registrant)


                             By:  Sixth Copley Corp.
                                  Managing General Partner


                             By:  Wesley M. Gardiner, Jr.
                             --------------------------------
                             Name:  Wesley M. Gardiner, Jr.
                             Title: President, Chief Executive
                             Officer and Director

Copley Pension Properties VI;                                          EXHIBIT A
A Real Estate Limited Partnership
Pro Forma Balance Sheet
June 30, 1998
Unaudited

                                                                                     Pro Forma             June 30, 1998
                                                            June 30, 1998            Adjustment              Pro Forma
                                                            -------------            ----------            -------------
ASSETS

Real estate investments:
       Joint ventures                                        $ 1,685,836                      -              $ 1,685,836
       Property, net                                           4,166,835                      -                4,166,835
                                                             -----------            -----------              -----------
                                                               5,852,671                      0                5,852,671

Joint ventures held for disposition                           13,040,440             (9,974,931)               3,065,509

Cash and cash equivalents                                      3,575,853             16,338,750 (a)           19,914,603
                                                             -----------            -----------              -----------
                                                             $22,468,964            $ 6,363,819              $28,832,783
                                                             ===========            ===========              ===========


LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                                             $    66,940                     -               $    66,940
Accrued management fee                                            50,299                     -                    50,299
Deferred disposition fees                                        717,677                490,500 (b)            1,208,177
                                                             -----------            -----------              -----------

Total liabilities                                                834,916                490,500                1,325,416
                                                             -----------            -----------              -----------

Partners' capital (deficit):
      Limited partners ($660.29 per unit;
        160,000 units authorized, 48,788
        units issued and outstanding)                         21,684,637              5,814,586 (a)           27,499,223
      General partners                                           (50,589)                58,733 (a)                8,144
                                                             -----------            -----------              -----------

Total partners' capital                                       21,634,048              5,873,319               27,507,367
                                                             -----------            -----------              -----------
                                                             $22,468,964            $ 6,363,819              $28,832,783
                                                             ===========            ===========              ===========

Copley Pension Properties VI;                                          EXHIBIT B
A Real Estate Limited Partnership
Pro Forma Income Statement
December 31, 1997
Unaudited

                                                                                    Pro Forma       December 31, 1997
                                                           December 31, 1997       Adjustment          Pro Forma
                                                           -----------------       ----------       -----------------
Investment Activity

Property rentals                                              $  813,691                               $  813,691
Property operating expenses                                     (374,736)                                (374,736)
Depreciation and amortization                                   (264,913)             10,272 (c)         (254,641)
                                                              ----------          ----------           ----------
                                                                 174,042              10,272              184,314

Joint venture earnings                                         1,351,347            (865,614)(c)          485,733
                                                              ----------          ----------           ----------

     Total real estate operations                              1,525,389            (855,342)             670,047

Gain on sales of property                                        248,172           5,873,319 (a)        6,121,491
                                                              ----------          ----------           ----------

     Total real estate activity                                1,773,561           5,017,977            6,791,538

Interest on cash equivalents and short term investments          275,126                   -              275,126
                                                              ----------          ----------           ----------

     Total investment activity                                 2,048,687           5,017,977            7,066,664


Portfolio Expenses

Management fee                                                   280,592            (112,689)(f)          167,903
General and administrative                                       179,786              (3,750)(g)          176,036
                                                              ----------          ----------           ----------
                                                                 460,378            (116,439)             343,939
                                                              ----------          ----------           ----------

Net income                                                    $1,588,309          $5,134,416           $6,722,725
                                                              ==========          ==========           ==========

Net income per limited partnership unit                       $    32.23             $104.19 (d)       $   136.42
                                                              ==========          ==========           ==========

Number of limited partnership units
  outstanding during the period                                   48,788              48,788               48,788
                                                              ==========          ==========           ==========

Copley Pension Properties VI;                                          EXHIBIT C
A Real Estate Limited Partnership
Pro Forma Income Statement
June 30, 1998
Unaudited

                                                                                Pro Forma            June 30, 1998
                                                            June 30, 1998       Adjustment             Pro Forma
                                                            -------------       ----------           -------------

Investment Activity

Property rentals                                              $  352,050                               $  352,050
Property operating expenses                                     (108,140)                                (108,140)
Depreciation and amortization                                    (73,237)            5,136 (e)            (68,101)
                                                              ----------        ----------             ----------
                                                                 170,673             5,136                175,809

Joint venture earnings                                           779,993          (542,411)(e)            237,582
                                                              ----------        ----------             ----------

     Total real estate operations                                950,666          (537,275)               413,391

Gain on sale of property                                               0         5,873,319 (a)          5,873,319
                                                              ----------        ----------             ----------

     Total real estate activity                                  950,666         5,336,044              6,286,710

Interest on cash equivalents and short term investments           91,597                 -                 91,597
                                                              ----------        ----------             ----------

     Total investment activity                                 1,042,263         5,336,044              6,378,307


Portfolio Expenses

Management fee                                                   100,598           (65,283)(f)             35,315
General and administrative                                       105,724                 -                105,724
                                                              ----------        ----------             ----------
                                                                 206,322           (65,283)               141,039
                                                              ----------        ----------             ----------

Net income                                                    $  835,941        $5,401,327             $6,237,268
                                                              ==========        ==========             ==========

Net income per limited partnership unit                       $    16.96        $   109.60 (d)         $   126.56
                                                              ==========        ==========             ==========


Number of limited partnership units
  outstanding during the period                                   48,788            48,788                 48,788
                                                              ==========        ==========             ==========

Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain on such disposition to the Partners.

(b) Disposition fee incurred in connection with the disposition of the asset discussed in Item 2 herein.

(c) Removal of 1997 operating activity related to the disposed asset discussed in Item 2 herein.

(d) Calculation of net income per limited partnership unit after the removal of operating activity and addition of the gain related to the disposed asset discussed in Item 2 herein.

(e) Removal of 1998 year-to-date operating activity related to the disposed asset discussed in Item 2 herein.

(f) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.

(g) Removal of appraisal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.